UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 12, 2013

AMERICAN EXPRESS

RECEIVABLES

FINANCING

CORPORATION VIII LLC

on behalf of

AMERICAN EXPRESS ISSUANCE TRUST II

(as Originator of the American Express Issuance Trust II)

(Exact Name of registrant as Specified in Charter)

Delaware	333-185503 333-185503-01	46-0795019
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Vesey Street

31st Floor, Room 507C

New York, New York 10285

(212) 640-2000

(Address, Including Zip Code, and Telephone Number,

Including Area Code, of Registrant’s Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On March 12, 2013, the Transfer Agreement, dated as of October 24, 2012, relating to the American Express Issuance Trust II, was amended and restated. The Amended and Restated Transfer Agreement is attached hereto as Exhibit 4.1.

On March 12, 2013, the Servicing Agreement, dated as of October 24, 2012, relating to the American Express Issuance Trust II, was amended and restated. The Amended and Restated Servicing Agreement is attached hereto as Exhibit 4.2.

On March 12, 2013, the Indenture, dated as of October 24, 2012, relating to the American Express Issuance Trust II, was amended and restated. The Amended and Restated Indenture is attached hereto as Exhibit 4.3.

On March 12, 2013, the Supplemental Servicing Agreement, dated as of October 24, 2012, relating to the American Express Issuance Trust II, was amended and restated. The Amended and Restated Supplemental Servicing Agreement is attached hereto as Exhibit 4.4.

On March 12, 2013, the Subservicing Agreement relating to the American Express Issuance Trust II was entered into between American Express Travel Related Services Company, Inc. and Amex Card Services Company. The Subservicing Agreement is attached hereto as Exhibit 4.5.

On March 12, 2013, the Defaulted Receivables Supplemental Servicing Agreement relating to the American Express Issuance Trust II was entered into among American Express Travel Related Services Company, Inc., American Express Centurion Bank, American Express Bank, FSB and American Express Receivables Financing Corporation VIII LLC. The Defaulted Receivables Supplemental Servicing Agreement is attached hereto as Exhibit 4.6.

On March 21, 2013, American Express Issuance Trust II supplemented its Amended and Restated Indenture, dated as of March 12, 2013, with its Series 2013-1 Indenture Supplement, dated as of March 21, 2013. The Series 2013-1 Indenture Supplement is attached hereto as Exhibit 4.7.

On March 21, 2013, American Express Issuance Trust II issued its $500,000,000 Class A Series 2013-1 Floating Rate Asset Backed Notes, $22,222,000 Class B Series 2013-1 Floating Rate Asset Backed Notes and $33,334,000 Class C Series 2013-1 Floating Rate Asset Backed Notes.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

Exhibit 4.1	Amended and Restated Transfer Agreement, dated as of March 12, 2013.

Exhibit 4.2	Amended and Restated Servicing Agreement, dated as of March 12, 2013.

Exhibit 4.3	Amended and Restated Indenture, dated as of March 12, 2013.

Exhibit 4.4	Amended and Restated Supplemental Servicing Agreement, dated as of March 12, 2013.

Exhibit 4.5	Subservicing Agreement, dated as of March 12, 2013.

Exhibit 4.6	Defaulted Receivables Supplemental Servicing Agreement, dated as of March 12, 2013.

Exhibit 4.7	Series 2013-1 Indenture Supplement, dated as of March 21, 2013, supplementing the Amended and Restated Indenture, dated as of March 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION VIII LLC,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Anderson Y. Lee
Name:	Anderson Y. Lee
Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Amended and Restated Transfer Agreement, dated as of March 12, 2013.

Exhibit 4.2	Amended and Restated Servicing Agreement, dated as of March 12, 2013.

Exhibit 4.3	Amended and Restated Indenture, dated as of March 12, 2013.

Exhibit 4.4	Amended and Restated Supplemental Servicing Agreement, dated as of March 12, 2013.

Exhibit 4.5	Subservicing Agreement, dated as of March 12, 2013.

Exhibit 4.6	Defaulted Receivables Supplemental Servicing Agreement, dated as of March 12, 2013.

Exhibit 4.7	Series 2013-1 Indenture Supplement, dated as of March 21, 2013, supplementing the Amended and Restated Indenture, dated as of March 12, 2013.